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                                  Exhibit 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




To N2K Inc:


As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed
Form S-8 Registration Statement File Nos. 333-40695, 333-44283 and 333-44285.



                                         /s/ ARTHUR ANDERSEN LLP





New York, New York
March 26, 1998

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